Dreyfus
Premier European
Equity Fund



SEMIANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier European Equity Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Aaron Barnfather.

As of the reporting period's close, we have seen signs of a domestic economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. and international stocks.

Indeed, as many professionals can attest, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Aaron Barnfather, Portfolio Manager

How did Dreyfus Premier European Equity Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced total returns of 2.30% for Class A shares, 1.89% for Class B shares, 1.98% for Class C shares, 2.46% for Class R shares and 2.17% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index ("FTSE 300 Index"), the fund's benchmark, produced a total return of 5.35%.(2)

While we are pleased that the fund produced modestly positive returns in a highly volatile market environment, we are nonetheless disappointed that the fund trailed its benchmark. We attribute the fund's relative performance to disappointing results from a small number of small-cap stocks. Although these stocks comprised just a small percentage of the fund's investments, their lackluster returns caused the fund to lag the FTSE 300 Index.

What is the fund's investment approach?

Our investment approach begins at the strategic level. We establish a framework of investment themes after considering economic data, the relative valuations of both stocks and bonds and the latest political and industrial developments. These global and regional themes help us identify market sectors that we believe have strong long-term growth prospects.

When choosing stocks within those sectors, we employ the resources provided by our in-house team of global securities analysts. Our research team strives to identify the most compelling investment opportunities within sectors that have a positive long-term outlook. In addition, we look for companies that are reasonably valued relative to similar companies both within Europe and overseas.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was influenced by heightened market volatility. When the reporting period began, we had positioned the fund defensively to guard against the effects of a deteriorating economy. Although that strategy helped the fund avoid the full brunt of the market' s declines immediately after the September 11 terrorist attacks, it prevented the fund from participating fully in the market rebound that followed. Because of its relatively light exposure to technology stocks and other economically sensitive industry groups, the fund's performance lagged that of its benchmark as the reporting period began.

Later, technology and economically sensitive stocks reversed direction, erasing many of their previous gains and benefiting the fund's relative performance. In fact, the fund' s relatively low exposure to the hard-hit technology and telecommunications sectors was among the strongest positive contributors to its performance. We especially avoided fixed-line and mobile telephone companies, which were hurt by overcapacity and sluggish customer demand. Instead, we focused on software companies that, in our view, would be able to grow sales despite the downturn in corporate spending. Business Objects and SAP were among the holdings that benefited from higher sales. Outsourcing firms such as Vedior also generally performed well.

After an economic recovery began in early 2002, the fund's media and financial holdings, such as Pearson and VNU, benefited from investor optimism regarding advertising revenues. In the financial area, Erste Bank der oesterreichischen Sparkassen shares rose when investors reacted favorably to an acquisition in the Czech Republic, and Standard Chartered's performance was driven by its strong Far Eastern franchise. However, those gains were partially offset by company-specific problems among a few small-cap holdings. For example, Vivendi Environnement came under pressure over rumors that its major shareholder, Vivendi Universal, might sell a stake in the company. A German health care logistics company suffered from investor pessimism over its revised business strategy, and a small utilities outsourcer's stock declined when it missed earnings targets.


What is the fund's current strategy?

We have recently moved the percentages of fund assets invested in various industry groups closer to their representations in the FTSE 300 Index. By shifting to a more sector-neutral position, we have effectively placed more emphasis on our security selection strategy. That's because, as the economy has gained momentum, we believe that we have found attractive values among individual stocks from a number of different industry groups.

At the same time, we continue to believe that certain investment themes are likely to drive the market over the long term. Among them is a change in the inflation cycle, which we believe has reached a low point and has prompted a revaluation of many stocks and industry groups. We hope to benefit from this trend by avoiding the most highly valued stocks and focusing on those with lower valuations, strong business fundamentals, positive cash flows and sustained earnings growth. In our view, our disciplined, stock-by-stock security selection strategy is the right approach to help us identify investment opportunities in today's low-inflation and low-growth environment.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES, POLITICAL, ECONOMIC AND SOCIAL INSTABILITY, A LACK OF COMPREHENSIVE COMPANY INFORMATION, DIFFERENT AUDITING AND LEGAL STANDARDS, AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)



COMMON STOCKS--95.5%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.4%

Erste Bank der oesterreichischen Sparkassen                                                         660                   49,340

BELGIUM--1.2%

Omega Pharma                                                                                        920                   41,266

DENMARK--2.1%

Danske Bank                                                                                       1,700                   30,679

ISS                                                                                                 890  (a)              44,465

                                                                                                                          75,144

FINLAND--4.3%

Metso                                                                                             3,600                   42,153

Nokia                                                                                             3,920                   63,412

Stora Enso, Cl. R                                                                                 3,500                   44,544

                                                                                                                         150,109

FRANCE--17.0%

Aventis                                                                                           1,380                   98,007

Business Objects                                                                                    675  (a)              22,434

Credit Agricole                                                                                   1,300                   27,470

L'Air Liquide                                                                                       320                   49,517

Lafarge                                                                                             410                   38,886

Pechiney, Cl. A                                                                                     660                   31,923

Schneider Electric                                                                                1,510                   72,831

Societe Generale                                                                                    900                   61,608

TotalFinaElf                                                                                        660                   99,989

Vivendi Environnement                                                                             1,980                   65,272

Vivendi Universal                                                                                   880                   28,051

                                                                                                                         595,988

GERMANY--6.9%

Allianz                                                                                             200                   47,017

Deutsche Bank                                                                                       380                   25,184

Deutsche Boerse                                                                                     880                   38,894

Henkel                                                                                              180                   10,781

Muenchener Rueckversicherungs-Gesellschaft                                                          210                   52,015

Techem                                                                                            1,560  (a)              25,221

Volkswagen                                                                                          840                   41,234

                                                                                                                         240,346

IRELAND--2.2%

DePfa Bank                                                                                          470  (a)              32,173


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

IRELAND (CONTINUED)

Irish Life & Permanent                                                                            1,300                   17,681

Riverdeep                                                                                         8,090  (a)              26,961

                                                                                                                          76,815

ITALY--7.2%

Amplifon                                                                                          1,140                   24,099

Assicurazioni Generali                                                                            1,730                   41,760

ENI                                                                                               3,080                   47,269

IntesaBci                                                                                        14,900                   48,179

Snam Rete Gas                                                                                     7,600                   21,563

Telecom Italia                                                                                    8,830                   70,195

                                                                                                                         253,065

LUXEMBOURG--.4%

Thiel Logistik                                                                                    1,460  (a)              15,517

NETHERLANDS--4.0%

Koninklijke (Royal) KPN                                                                           9,850  (a)              44,626

VNU                                                                                               1,960                   59,140

Vedior                                                                                            2,670                   36,963

                                                                                                                         140,729

SPAIN--3.0%

Aldeasa                                                                                             612                   10,528

Aurea Concesiones de Infraestructuras del Estado                                                  1,240                   24,783

Banco Santander Central Hispano                                                                   3,260                   30,185

Endesa                                                                                            2,370                   36,289

                                                                                                                         101,785

SWEDEN--1.1%

Nordea                                                                                            6,800                   38,838

SWITZERLAND--10.5%

Converium                                                                                           690                   37,978

Kuoni Reisen                                                                                        110                   35,675

Nestle                                                                                              294                   69,559

Novartis                                                                                          2,220                   93,186

STMicroelectronics                                                                                1,640                   50,962

UBS                                                                                               1,650                   79,605

                                                                                                                         366,965

UNITED KINGDOM--34.2%

Abbey National                                                                                    1,000                   15,897

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

BAE SYSTEMS                                                                                       8,300                   42,208

Barclays                                                                                          9,200                   80,566

CGNU                                                                                              1,520                   15,636

Compass Group                                                                                     5,250                   32,665

Enterprise Inns                                                                                     900                   10,950

GlaxoSmithKline                                                                                   5,080                  122,874

HBOS                                                                                                900                   10,911

HSBC                                                                                              8,850                  104,452

Imperial Chemical Industries                                                                     10,400                   48,265

Matalan                                                                                           7,000                   35,775

Millennium & Copthorne Hotels                                                                     7,390                   40,918

Minerva                                                                                           8,580                   33,255

mm02                                                                                             31,740  (a)              20,118

Pearson                                                                                           3,090                   37,190

Prudential                                                                                        6,260                   66,587

Serco Group                                                                                       3,000                   11,650

Shell Transport & Trading                                                                        35,080                  249,697

Standard Chartered                                                                                4,779                   58,841

Vodafone Group                                                                                   76,030                  122,693

Xstrata                                                                                           2,500  (a)              34,169

                                                                                                                       1,195,317

TOTAL COMMON STOCKS

   (cost $3,332,552)                                                                                                   3,341,224
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.4%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--2.4%

Fresenius                                                                                           580                   43,098

Henkel                                                                                              640                   42,075

TOTAL PREFERRED STOCKS

   (cost $88,558)                                                                                                         85,173
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,421,110)                                                                97.9%               3,426,397

CASH AND RECEIVABLES (NET)                                                                          2.1%                  73,797

NET ASSETS                                                                                        100.0%               3,500,194

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,421,110    3,426,397

Cash                                                                     53,775

Cash denominated in foreign currencies                       1,131        1,135

Dividends receivable                                                     24,115

Receivable for investment securities sold                                20,660

Receivable for shares of Common Stock subscribed                          4,805

Prepaid expenses                                                         24,232

Due from The Dreyfus Corporation                                          7,545

                                                                      3,562,664
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              31,345

Accrued expenses                                                         31,125

                                                                         62,470
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,500,194
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,785,089

Accumulated investment (loss)                                           (17,447)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  (1,272,992)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                        5,544
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,500,194

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,411,124            1,175,225              480,292             432,528             1,024.72

Shares Outstanding                      126,915              108,852               44,442              38,509               90.660
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.12                10.80                10.81               11.23                11.30

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,487 foreign taxes withheld at source)         27,329

Interest                                                                   215

TOTAL INCOME                                                            27,544

EXPENSES:

Investment advisory fee--Note 3(a)                                      15,746

Registration fees                                                       25,171

Custodian fees                                                          22,329

Professional fees                                                        8,094

Shareholder servicing costs--Note 3(c)                                   6,273

Prospectus and shareholders' reports                                     6,190

Distribution fees--Note 3(b)                                             6,163

Directors' fees and expenses--Note 3(d)                                    693

Miscellaneous                                                            4,075

TOTAL EXPENSES                                                          94,734

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 3(a)                                               (49,743)

NET EXPENSES                                                            44,991

INVESTMENT (LOSS)                                                      (17,447)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (243,843)

Net realized gain (loss) on forward currency exchange contracts         (1,699)

NET REALIZED GAIN (LOSS)                                              (245,542)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                        353,167

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 107,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    90,178

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (17,447)              (21,102)

Net realized gain (loss) on investments         (245,542)             (986,703)

Net unrealized appreciation (depreciation)
   on investments                                353,167              (309,774)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      90,178            (1,317,579)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                        --              (350,700)

Class B shares                                        --              (249,062)

Class C shares                                        --              (181,813)

Class R shares                                        --              (120,376)

Class T shares                                        --                  (198)

TOTAL DIVIDENDS                                       --              (902,149)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 1,424,110             1,033,316

Class B shares                                   110,477               462,084

Class C shares                                   282,915               265,047

Dividends reinvested:

Class A shares                                        --               344,076

Class B shares                                        --               244,757

Class C shares                                        --               143,060

Class R shares                                        --               120,376

Class T shares                                        --                   198

Cost of shares redeemed:

Class A shares                                (1,487,701)           (1,341,762)

Class B shares                                  (191,474)             (371,253)

Class C shares                                  (261,836)             (528,813)

Class R shares                                        --              (200,000)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              (123,509)              171,086

TOTAL INCREASE (DECREASE) IN NET ASSETS          (33,331)           (2,048,642)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            3,533,525             5,582,167

END OF PERIOD                                  3,500,194             3,533,525

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                      128,676                78,396

Shares issued for dividends reinvested                --                23,994

Shares redeemed                                 (133,287)             (105,050)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (4,611)               (2,660)
-------------------------------------------------------------------------------

CLASS B

Shares sold                                       10,245                32,305

Shares issued for dividends reinvested                --                17,383

Shares redeemed                                  (17,707)              (29,496)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (7,462)               20,192
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       26,163                16,940

Shares issued for dividends reinvested                --                10,161

Shares redeemed                                  (24,072)              (42,809)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      2,091               (15,708)
-------------------------------------------------------------------------------

CLASS R

Shares issued for dividends reinvested                --                 8,342

Shares redeemed                                       --               (16,221)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         --                (7,879)
--------------------------------------------------------------------------------

CLASS T

SHARES ISSUED FOR DIVIDENDS REINVESTED                --                    14

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                            Six Months Ended
                                                              April 30, 2002                       Year Ended October 31,
                                                                                       ---------------------------------------------
CLASS A SHARES                                                    (Unaudited)              2001              2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.87              16.77             14.05         12.50

Investment Operations:

Investment (loss)                                                       (.04)(b)           (.01)(b)          (.08)(b)      (.03)(b)

Net realized and unrealized gain (loss)
   on investments                                                        .29              (3.29)             3.99          1.58

Total from Investment Operations                                         .25              (3.30)             3.91          1.55

Distributions:

Dividends from net realized gain
   on investments                                                         --              (2.60)            (1.19)           --

Net asset value, end of period                                         11.12              10.87             16.77         14.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                     2.30(d)          (23.45)            28.06         12.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.12(d)            2.25              2.25          2.01(d)

Ratio of investment (loss)
   to average net assets                                                (.32)(d)           (.08)             (.46)         (.21)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              1.41(d)            2.05              1.60          3.29(d)

Portfolio Turnover Rate                                                55.20(d)          121.07            137.97        104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                  1,411              1,429             2,251         1,205

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2002                        Year Ended October 31,
                                                                                  --------------------------------------------------
CLASS B SHARES                                                    (Unaudited)              2001              2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.59              16.53             13.96          12.50

Investment Operations:

Investment (loss)                                                       (.08)(b)           (.10)(b)          (.21)(b)       (.12)(b)

Net realized and unrealized gain (loss)
   on investments                                                        .29              (3.24)             3.97           1.58

Total from Investment Operations                                         .21              (3.34)             3.76           1.46

Distributions:

Dividends from net realized gain
   on investments                                                         --              (2.60)            (1.19)            --

Net asset value, end of period                                         10.80              10.59             16.53          13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                     1.89(d)          (24.06)            27.11          11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.49(d)            3.00              3.00           2.68(d)

Ratio of investment (loss)
   to average net assets                                                (.72)(d)           (.80)            (1.16)          (.87)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              1.41(d)            2.07              1.48           3.29(d)

Portfolio Turnover Rate                                                55.20(d)          121.07            137.97         104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                  1,175              1,232             1,589            560

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended
                                                              April 30, 2002                        Year Ended October 31,
                                                                                ----------------------------------------------------
CLASS C SHARES                                                    (Unaudited)              2001              2000            1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.60            16.53             13.96           12.50

Investment Operations:

Investment (loss)                                                       (.08)(b)         (.12)(b)          (.21)(b)        (.12)(b)

Net realized and unrealized gain (loss)
   on investments                                                        .29            (3.21)             3.97            1.58

Total from Investment Operations                                         .21            (3.33)             3.76            1.46

Distributions:

Dividends from net realized gain
   on investments                                                         --            (2.60)            (1.19)             --

Net asset value, end of period                                         10.81            10.60             16.53           13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                     1.98(d)        (24.06)            27.11           11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.49(d)          3.00              3.00            2.68(d)

Ratio of investment (loss)
   to average net assets                                                (.71)(d)         (.91)            (1.21)           (.87)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              1.41(d)          1.95              1.68            3.29(d)

Portfolio Turnover Rate                                                55.20(d)        121.07            137.97          104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                    480              449               960             563

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2002                      Year Ended October 31,
                                                                                   -------------------------------------------------
CLASS R SHARES                                                    (Unaudited)             2001             2000            1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  10.96             16.86            14.09           12.50

Investment Operations:

Investment income (loss)--net                                          (.02)(b)           .02(b)          (.03)(b)         .00(b,c)

Net realized and unrealized gain (loss)
   on investments                                                       .29             (3.32)            3.99            1.59

Total from Investment Operations                                        .27             (3.30)            3.96            1.59

Distributions:

Dividends from net realized gain
   on investments                                                        --             (2.60)           (1.19)             --

Net asset value, end of period                                        11.23             10.96            16.86           14.09
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       2.46(d)         (23.30)           28.45           12.64(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .99(d)           2.00             1.98            1.79(d)

Ratio of net investment income (loss)
   to average net assets                                               (.21)(d)           .17             (.19)            .03(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             1.41(d)           2.01             1.68            3.28(d)

Portfolio Turnover Rate                                               55.20(d)         121.07           137.97          104.68(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                   433               422              782             566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended
                                                              April 30, 2002                        Year Ended October 31,
                                                                                ---------------------------------------------------
CLASS T SHARES                                                    (Unaudited)            2001              2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               11.06              16.62             14.03            14.02

Investment Operations:

Investment (loss)                                                   (.05)(b)           (.22)(b)          (.21)(b)         (.04)(b)

Net realized and unrealized gain (loss)
   on investments                                                    .29              (2.74)             3.99              .05

Total from Investment Operations                                     .24              (2.96)             3.78              .01

Distributions:

Dividends from net realized gain
   on investments                                                     --              (2.60)            (1.19)              --

Net asset value, end of period                                     11.30              11.06             16.62            14.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 2.17(d)          (21.25)            27.11              .07(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.24(d)            2.50              2.50              .22(d)

Ratio of investment (loss)
   to average net assets                                            (.46)(d)          (1.10)             (.73)            (.22)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                          1.41(d)            1.83              1.71              .42(d)

Portfolio Turnover Rate                                            55.20(d)          121.07            137.97           104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                  1                  1                 1                1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class A  . . . . . .     68,658            Class R . . . . . .    34,403

Class B  . . . . . .     34,117            Class T . . . . . .        91

Class C  . . . . .. .    34,131


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equiv-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

alent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $215 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $874,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2001 through October 31, 2002, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest on borrowings, 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $49,743 during the period ended April 30, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Distributor retained $3,628 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $4,437, $1,725 and $1, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $1,781, $1,479, $575 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $1,179 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2002, amounted to $1,904,180 and $2,089,197, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2002, there were no forward currency exchange contracts outstanding.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2002, accumulated net unrealized appreciation on investments was $5,287, consisting of $236,843 gross unrealized appreciation and $231,556 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                  For More Information

                        Dreyfus Premier European Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  223SA0402